UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2014

Nuveen Long/Short Commodity Total Return Fund

(Exact name of registrant as specified in its charter)

Delaware	001-35710	45-2470177
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

333 West Wacker Drive Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 827-5920

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Nuveen Long/Short Commodity Total Return Fund (the “Fund”) will hold a conference call on May 13, 2014 at 1:00 P.M. Central Time (the “Conference Call”). A copy of the Fund’s Conference Call Press Release dated May 5, 2014, which contains instructions for participating in the Conference Call, is attached as Exhibit 99.1 to this report. The information included in Exhibit 99.1 is incorporated by reference in this Item 7.01, and is deemed to be furnished, not filed, pursuant to Item 7.01 of Form 8-K. Certain statements made in the Conference Call by or on behalf of the Fund will constitute “forward-looking statements” within the meaning of the federal securities laws, including statements regarding the Fund’s future performance, as well as management’s expectations, beliefs, intentions or plans relating to the future. Management believes that these forward-looking statements are reasonable. However, the Fund cannot guarantee that its actual results will be consistent with the forward-looking statements and you should not place undue reliance on them. These statements are based on current expectations and speak only as of the date they are made. The Fund undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise. Important factors regarding the Fund that may cause results to differ from expectations are included in the Fund’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the heading “Risk Factors,” and in the Fund’s other filings with the SEC. An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire amount invested.

The Conference Call and the attached Conference Call Press Release are not to be construed as an offer or inducement to purchase shares of the Fund on the secondary market. You should be aware that commodity interest trading can quickly lead to large losses as well as gains. Such trading losses can sharply reduce the net asset value of the Fund and consequently the value of shares in the Fund. Further, the Fund is subject to substantial charges for management, advisory and brokerage fees. It is necessary for the Fund to make substantial trading profits to avoid depletion or exhaustion of its assets.

Item 8.01 Other Events

On May 1, 2014, the Fund declared a regular monthly distribution. The following dates and amounts apply to the distribution:

Record Date	May 30, 2014
Ex-Dividend Date	May 28, 2014
Payable Date	June 2, 2014
Reinvest Date	June 2, 2014

Amount	Change From Previous Month
$.1350	-.0200

A copy of the press release regarding the distribution, dated May 1, 2014, is filed as Exhibit 99.2 to this report and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits

(d)

Exhibit Number	Description of Exhibit

99.1	Press Release, dated May 5, 2014

99.2	Press Release, dated May 1, 2014

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVEEN LONG/SHORT COMMODITY TOTAL RETURN FUND

By: Nuveen Commodities Asset Management, LLC, its Manager

Date: May 5, 2014

/s/ William Adams IV
William Adams IV President (Principal Executive Officer)